UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06174

MFS INSTITUTIONAL TRUST

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: June 30

Date of reporting period: June 30, 2013

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

June 30, 2013

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

ILV-ANN

MFS® INSTITUTIONAL LARGE CAP VALUE FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As the year progresses, the global economy continues to grind ahead slowly, held back by broad austerity measures. The U.S. economy remains a steadying force, driven by resilient consumers, who have taken the payroll tax increase and the sequestration’s early impact in stride. With U.S. housing and jobs showing steady expansion, domestic consumer-driven growth has offset weaker exports and the U.S. government’s spending constraints. In response to these developments, the U.S. Federal Reserve has begun to brace investors for an eventual shift in its monetary policy, causing global market tremors.

Japan has been another bright spot, with government and central bank stimulus policies leading to increased exports, a resurgent stock market and improved economic sentiment. After a six-month rally, Japan’s stocks slipped late in the second quarter, then picked up momentum on fresh signs that the country could soon break free of its chronic deflation. The major deterrent to global growth remains the eurozone, still in the grip of persistent recession. China has seen its pace of economic growth decelerate, a troubling turn for the country’s trading partners, who have come to rely on it as an engine for global growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Philip Morris International, Inc.	3.7%
JPMorgan Chase & Co.	3.6%
Johnson & Johnson	3.6%
Lockheed Martin Corp.	3.3%
Pfizer, Inc.	3.2%
Wells Fargo & Co.	2.6%
Goldman Sachs Group, Inc.	2.1%
Exxon Mobil Corp.	2.1%
International Business Machines Corp.	2.0%
MetLife, Inc.	2.0%

Equity sectors
Financial Services	21.4%
Health Care	14.0%
Consumer Staples	12.9%
Industrial Goods & Services	12.0%
Leisure	7.3%
Energy	6.4%
Basic Materials	4.3%
Retailing	4.3%
Utilities & Communications	4.0%
Technology	4.0%
Special Products & Services	2.7%
Autos & Housing	2.7%
Transportation	2.0%

Percentages are based on net assets as of 6/30/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2013, the MFS Institutional Large Cap Value Fund (“fund”) provided a total return 25.60%, at net asset value. This compares with a return of 25.32% for the fund’s benchmark, the Russell 1000 Value Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Contributors to Performance

Stock selection in the industrial goods & services sector was a primary contributor to performance relative to the Russell 1000 Value Index. The fund’s avoidance of weak-performing diversified industrial conglomerate General Electric supported relative performance. The fund’s holdings of building and airplane controls manufacturer Honeywell (b) also benefited results as the stock outperformed the benchmark. Shares of Honeywell rose steadily throughout the reporting period as the company benefited from increased sales and strong domestic demand, particularly in its space and defense divisions.

Security selection in the basic materials sector aided relative performance. Within this sector, chemical company PPG Industries (b) was among the fund’s top relative contributors. The stock appreciated as positive investor sentiment appeared to have centered on PPG’s sale of its chemicals business, which is expected to allow the firm to

3

Management Review – continued

focus on its paint and coatings line of business. Additionally, strong earnings and optimism over the acquisition of Akzo Nobel’s coatings business helped boost the stock.

An underweight position in the poor-performing utilities & communications sector was an additional contributor to relative performance. There were no individual securities within this sector that were among the fund’s top relative contributors for the period.

Stock selection in the financial services sector was another positive factor for relative performance. The fund’s overweight position in investment banking firm Goldman Sachs, investment manager Blackrock, insurance company MetLife, and global financial services firm JPMorgan Chase strengthened relative performance. Shares of MetLife, given the level of interest rate sensitivity in the company’s life insurance business, reacted strongly to a significant increase in the 10-year U.S. Treasury yield during the period. In addition, the company reported quarterly results which bested expectations and increased its dividend per share by 50% which further supported the stock.

Elsewhere, the fund’s holdings of ratings agency Moodys (b) and automotive parts company Delphi Automotive (b) boosted performance as both companies turned in strong performance during the reporting period. Shares of Moodys spiked following news that it had settled its outstanding litigation regarding the integrity of its ratings during the financial crisis with Abu Dhabi for less than had been widely anticipated. Investor confidence appeared to have increased with regards to the potential for a positive outcome in the industry’s recently announced litigation. Additionally, shares were further bolstered by strong earnings results driven by increased ratings revenue, leading its management to increase its future earnings guidance.

Detractors from Performance

Stock selection in the consumer staples sector detracted from relative performance. The fund’s overweight position in shares of poor-performing tobacco company Philip Morris International and holdings of Lorillard (b) weighed on relative performance. Shares of Philip Morris underperformed the market due, in part, to the impact of the depreciation of the Japanese yen on its earnings results and weaker-than-expected volumes following trade inventory buildup and continued softness in Europe.

Security selection in the technology sector was another negative factor for relative returns. The fund’s holdings of diversified technology products and services company IBM (b), enterprise software products maker Oracle (b), and network equipment company Cisco Systems (h) dampened relative performance. Shares of IBM declined due to weak sales and execution in its software and mainframe businesses as well as lower-than-expected growth in emerging markets. Its government business also faced headwinds and declined during the reporting period.

Stocks in other sectors that hindered relative results included voice and data communications services company Vodafone (b), and payment services provider Western Union (b). Despite revenue growth from Vodafone’s investment in U.S. telecommunications company Verizon Wireless, which more than offset weak results from the challenging environment in Europe, the stock was unable to outperform the benchmark. The fund’s position in shares of financial services firm Bank of America (h), and not holding shares of strong-performing financial services firm Citigroup, also weakened relative results.

4

Management Review – continued

The fund’s cash and/or cash equivalents position during the period was another negative factor for relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Nevin Chitkara Portfolio Manager	Steven Gorham Portfolio Manager

(b)	Security is not a benchmark constituent.

(h)	Security was not held in the portfolio at period end.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 6/30/13

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/13

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
5/01/01	25.60%	6.65%	8.91%
Comparative benchmark
Russell 1000 Value Index (f)	25.32%	6.67%	7.79%

(f)	Source: FactSet Research Systems Inc.

Benchmark Definition

Russell 1000 Value Index – constructed to provide a comprehensive barometer for the value securities in the large-cap segment of the U.S. equity universe. Companies in this index generally have lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

6

Performance Summary – continued

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2013 through June 30, 2013

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/13	Ending Account Value 6/30/13	Expenses Paid During Period (p) 1/01/13-6/30/13
Actual	0.65%	$1,000.00	$1,165.64	$3.49
Hypothetical (h)	0.65%	$1,000.00	$1,021.57	$3.26

(h)	5% fund return per year before expenses.
(p)	Expenses paid are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

8

PORTFOLIO OF INVESTMENTS

6/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 97.8%
Issuer	Shares/Par	Value ($)
Aerospace – 8.0%
Honeywell International, Inc.	40,339	$3,200,496
Lockheed Martin Corp.	52,529	5,697,295
Northrop Grumman Corp.	19,845	1,643,166
United Technologies Corp.	35,178	3,269,443

		$13,810,400
Alcoholic Beverages – 1.6%
Diageo PLC, ADR	23,190	$2,665,691

Automotive – 1.8%
Delphi Automotive PLC	23,140	$1,172,967
General Motors Co.	11,200	373,072
Johnson Controls, Inc.	42,452	1,519,357

		$3,065,396
Broadcasting – 4.0%
Omnicom Group, Inc.	32,493	$2,042,835
Viacom, Inc., “B”	31,620	2,151,741
Walt Disney Co.	43,132	2,723,786

		$6,918,362
Brokerage & Asset Managers – 1.8%
BlackRock, Inc.	5,884	$1,511,305
Franklin Resources, Inc.	9,185	1,249,344
NASDAQ OMX Group, Inc.	11,305	370,691

		$3,131,340
Business Services – 2.7%
Accenture PLC, “A”	43,667	$3,142,277
Dun & Bradstreet Corp.	4,825	470,196
Fidelity National Information Services, Inc.	6,250	267,750
Fiserv, Inc.	9,550	834,766

		$4,714,989
Cable TV – 0.9%
Comcast Corp., “Special A”	39,960	$1,585,213

Chemicals – 3.4%
3M Co.	29,067	$3,178,476
PPG Industries, Inc.	17,672	2,587,358

		$5,765,834

9

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Computer Software – 1.1%
Oracle Corp.	63,463	$1,949,583

Computer Software – Systems – 2.2%
Hewlett-Packard Co.	14,258	$353,598
International Business Machines Corp.	17,805	3,402,714

		$3,756,312
Construction – 0.9%
Stanley Black & Decker, Inc.	20,140	$1,556,822

Consumer Products – 0.6%
Procter & Gamble Co.	12,833	$988,013

Electrical Equipment – 2.6%
Danaher Corp.	33,304	$2,108,143
Pentair Ltd.	11,872	684,896
Tyco International Ltd.	52,840	1,741,078

		$4,534,117
Electronics – 0.7%
Intel Corp.	45,887	$1,111,383

Energy – Independent – 2.6%
Apache Corp.	10,434	$874,682
EOG Resources, Inc.	8,357	1,100,450
Occidental Petroleum Corp.	28,736	2,564,113

		$4,539,245
Energy – Integrated – 3.8%
Chevron Corp.	25,450	$3,011,753
Exxon Mobil Corp.	39,015	3,525,005

		$6,536,758
Engineering – Construction – 0.1%
Fluor Corp.	3,870	$229,530

Food & Beverages – 5.4%
Coca-Cola Enterprises, Inc.	16,040	$563,966
DANONE S.A., ADR	111,230	1,668,450
Dr Pepper Snapple Group, Inc.	16,060	737,636
General Mills, Inc.	53,874	2,614,505
J.M. Smucker Co.	4,660	480,679
Kellogg Co.	9,217	592,008

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Food & Beverages – continued
Nestle S.A., ADR	31,195	$2,052,007
PepsiCo, Inc.	6,741	551,346

		$9,260,597
Food & Drug Stores – 1.6%
CVS Caremark Corp.	48,838	$2,792,557

General Merchandise – 1.9%
Kohl’s Corp.	8,990	$454,085
Target Corp.	39,510	2,720,659

		$3,174,744
Insurance – 7.2%
ACE Ltd.	21,138	$1,891,428
Aon PLC	24,576	1,581,466
Chubb Corp.	13,500	1,142,775
MetLife, Inc.	73,461	3,361,575
Prudential Financial, Inc.	29,644	2,164,901
Travelers Cos., Inc.	27,078	2,164,074

		$12,306,219
Leisure & Toys – 0.7%
Hasbro, Inc.	26,957	$1,208,482

Machinery & Tools – 1.2%
Eaton Corp. PLC	23,808	$1,566,804
Illinois Tool Works, Inc.	7,770	537,451

		$2,104,255
Major Banks – 11.3%
Bank of New York Mellon Corp.	83,546	$2,343,465
Goldman Sachs Group, Inc.	23,339	3,530,024
JPMorgan Chase & Co.	117,043	6,178,700
PNC Financial Services Group, Inc.	17,243	1,257,360
State Street Corp.	26,194	1,708,111
Wells Fargo & Co.	106,741	4,405,201

		$19,422,861
Medical & Health Technology & Services – 1.0%
Express Scripts Holding Co. (a)	14,470	$892,654
Quest Diagnostics, Inc.	12,660	767,576

		$1,660,230

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Medical Equipment – 4.4%
Abbott Laboratories	36,470	$1,272,074
Becton, Dickinson & Co.	3,500	345,905
Covidien PLC	8,080	507,747
Medtronic, Inc.	38,649	1,989,264
St. Jude Medical, Inc.	30,499	1,391,669
Thermo Fisher Scientific, Inc.	23,740	2,009,116

		$7,515,775
Other Banks & Diversified Financials – 1.1%
MasterCard, Inc., “A”	1,192	$684,804
Western Union Co.	70,507	1,206,375

		$1,891,179
Pharmaceuticals – 8.6%
AbbVie, Inc.	14,800	$611,832
Johnson & Johnson	71,774	6,162,516
Merck & Co., Inc.	32,252	1,498,105
Pfizer, Inc.	195,773	5,483,602
Roche Holding Ltd., ADR	16,570	1,025,103
Zoetis, Inc.	1,720	53,131

		$14,834,289
Printing & Publishing – 1.0%
McGraw-Hill Cos., Inc.	13,550	$720,725
Moody’s Corp.	15,500	944,415

		$1,665,140
Railroad & Shipping – 0.4%
Canadian National Railway Co.	7,709	$749,854

Restaurants – 0.7%
McDonald’s Corp.	12,060	$1,193,940

Specialty Chemicals – 0.9%
Air Products & Chemicals, Inc.	17,416	$1,594,783

Specialty Stores – 0.8%
Advance Auto Parts, Inc.	11,522	$935,241
Staples, Inc.	25,767	408,665

		$1,343,906
Telecommunications – Wireless – 1.2%
Vodafone Group PLC, ADR	72,840	$2,093,422

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Telephone Services – 2.4%
AT&T, Inc.	76,663	$2,713,870
Verizon Communications, Inc.	27,930	1,405,996

		$4,119,866
Tobacco – 5.3%
Altria Group, Inc.	22,701	$794,308
Lorillard, Inc.	45,040	1,967,347
Philip Morris International, Inc.	72,524	6,282,029

		$9,043,684
Trucking – 1.6%
United Parcel Service, Inc., “B”	31,280	$2,705,094

Utilities – Electric Power – 0.3%
PPL Corp.	9,506	$287,652
Public Service Enterprise Group, Inc.	8,893	290,445

		$578,097
Total Common Stocks (Identified Cost, $121,833,426)		$168,117,962

CONVERTIBLE PREFERRED STOCKS – 0.2%
Aerospace – 0.1%
United Technologies Corp., 7.5%	3,040	$180,454

Utilities – Electric Power – 0.1%
PPL Corp., 9.5%	4,100	$214,881
Total Convertible Preferred Stocks (Identified Cost, $357,794)		$395,335

MONEY MARKET FUNDS – 0.9%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	1,522,660	$1,522,660
Total Investments (Identified Cost, $123,713,880)		$170,035,957

OTHER ASSETS, LESS LIABILITIES – 1.1%		1,846,395
Net Assets – 100.0%		$171,882,352

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

13

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $122,191,220)	$168,513,297
Underlying affiliated funds, at cost and value	1,522,660
Total investments, at value (identified cost, $123,713,880)	$170,035,957
Receivables for
Investments sold	1,134,673
Fund shares sold	542,736
Dividends	278,389
Other assets	608
Total assets	$171,992,363
Liabilities
Payable to custodian	$75
Payable for fund shares reacquired	34,733
Payable to affiliates
Investment adviser	16,051
Shareholder servicing costs	284
Payable for independent Trustees’ compensation	565
Accrued expenses and other liabilities	58,303
Total liabilities	$110,011
Net assets	$171,882,352
Net assets consist of
Paid-in capital	$123,231,449
Unrealized appreciation (depreciation) on investments	46,322,077
Accumulated net realized gain (loss) on investments	749,513
Undistributed net investment income	1,579,313
Net assets	$171,882,352
Shares of beneficial interest outstanding	15,168,487
Net asset value per share (net assets of $171,882,352 / 15,168,487 shares of beneficial interest outstanding)	$11.33

See Notes to Financial Statements

14

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$4,172,620
Dividends from underlying affiliated funds	2,751
Foreign taxes withheld	(1,528)
Total investment income	$4,173,843
Expenses
Management fee	$852,010
Shareholder servicing costs	11,586
Administrative services fee	31,068
Independent trustees’ compensation	4,912
Custodian fee	21,540
Shareholder communications	6,562
Audit and tax fees	46,696
Legal fees	1,740
Miscellaneous	35,842
Total expenses	$1,011,956
Fees paid indirectly	(18)
Reduction of expenses by investment adviser	(3,839)
Net expenses	$1,008,099
Net investment income	$3,165,744
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$2,342,840
Change in unrealized appreciation (depreciation) on investments	$29,770,786
Net realized and unrealized gain (loss) on investments	$32,113,626
Change in net assets from operations	$35,279,370

See Notes to Financial Statements

15

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2013	2012
Change in net assets
From operations
Net investment income	$3,165,744	$2,952,111
Net realized gain (loss) on investments	2,342,840	5,763,529
Net unrealized gain (loss) on investments	29,770,786	(6,453,704)
Change in net assets from operations	$35,279,370	$2,261,936
Distributions declared to shareholders
From net investment income	$(3,014,139)	$(2,848,103)
From net realized gain on investments	(2,868,148)	(3,231,051)
Total distributions declared to shareholders	$(5,882,287)	$(6,079,154)
Change in net assets from fund share transactions	$5,584,261	$(11,996,392)
Total change in net assets	$34,981,344	$(15,813,610)
Net assets
At beginning of period	136,901,008	152,714,618
At end of period (including undistributed net investment income of $1,579,313 and $1,427,708, respectively)	$171,882,352	$136,901,008

See Notes to Financial Statements

16

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$9.40	$9.65	$7.69	$7.14	$9.49
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.19	$0.16	$0.15	$0.18
Net realized and unrealized gain (loss) on investments and foreign currency	2.13	(0.03)	1.92	0.53(g )	(2.34)
Total from investment operations	$2.34	$0.16	$2.08	$0.68	$(2.16)
Less distributions declared to shareholders
From net investment income	$(0.21)	$(0.19)	$(0.12)	$(0.13)	$(0.19)
From net realized gain on investments	(0.20)	(0.22)	—	—	—
Total distributions declared to shareholders	$(0.41)	$(0.41)	$(0.12)	$(0.13)	$(0.19)
Net asset value, end of period (x)	$11.33	$9.40	$9.65	$7.69	$7.14
Total return (%) (r)(s)(x)	25.60	2.14	27.12	9.45	(22.69)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.65	0.67	0.67	0.74	0.89
Expenses after expense reductions (f)	0.65	0.65	0.65	0.63	0.55
Net investment income	2.04	2.13	1.75	1.86	2.44
Portfolio turnover	19	18	28	22	34
Net assets at end of period (000 omitted)	$171,882	$136,901	$152,715	$120,003	$45,799

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional Large Cap Value Fund (the fund) is a series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the

18

Notes to Financial Statements – continued

last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases,

19

Notes to Financial Statements – continued

an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of June 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities	$168,513,297	$—	$—	$168,513,297
Mutual Funds	1,522,660	—	—	1,522,660
Total Investments	$170,035,957	$—	$—	$170,035,957

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a

20

Notes to Financial Statements – continued

three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/13	6/30/12
Ordinary income (including any short-term capital gains)	$3,820,195	$2,848,103
Long-term capital gain	2,062,092	3,231,051
Total distributions	$5,882,287	$6,079,154

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/13
Cost of investments	$124,803,245
Gross appreciation	45,453,671
Gross depreciation	(220,959)
Net unrealized appreciation (depreciation)	$45,232,712
Undistributed ordinary income	2,089,673
Undistributed long-term capital gain	1,328,518

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.55% of the fund’s average daily net assets. Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through June 30, 2013, this management fee reduction amounted to $233, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2013 was equivalent to an annual effective rate of 0.55% of the fund’s average daily net assets.

21

Notes to Financial Statements – continued

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual operating expenses do not exceed 0.65% annually of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2014. For the year ended June 30, 2013, this reduction amounted to $3,158 and is reflected as a reduction of total expenses in the Statement of Operations.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2013, the fee was $11,507, which equated to 0.0074% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2013, these costs amounted to $79.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2013 was equivalent to an annual effective rate of 0.0200% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended June 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $1,083 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $448, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity.

22

Notes to Financial Statements – continued

Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $30,826,262 and $29,427,415, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/13		Year ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold	3,140,559	$32,468,357	1,875,734	$16,759,293
Shares issued to shareholders in reinvestment of distributions	373,657	3,613,264	445,567	3,760,589
Shares reacquired	(2,904,647)	(30,497,360)	(3,591,967)	(32,516,274)
Net change	609,569	$5,584,261	(1,270,666)	$(11,996,392)

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2013, the fund’s commitment fee and interest expense were $824 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	1,875,233	34,978,474	(35,331,047)	1,522,660

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$2,751	$1,522,660

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional Large Cap Value Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Large Cap Value Fund (one of the portfolios comprising MFS Institutional Trust) (the “Fund”) as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional Large Cap Value Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 16, 2013

24

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

25

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

26

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

27

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

28

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Nevin Chitkara Steven Gorham

29

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2013 on the MFS web site (mfs.com) by clicking the “Institutions & Consultants” role, then choosing the United States, then “US Institutional Trust & Reports,” then “Fact Sheets, Prospectuses & Reports,” then a fund name.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by clicking on the “Institutions & Consultants” role, then choosing the United States, and then either clicking the “News & Events” section or the fund’s name under “US Institutional Trusts” in the “US Institutional Trust & Reports” section.

30

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $2,436,000 as capital gain dividends paid during the fiscal year.

For corporate shareholders, 94.14% of the ordinary income dividends paid during the fiscal year qualify for the corporate dividends received deduction.

31

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

32

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

33

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

111 Huntington Avenue

Boston, MA 02199-7618

ANNUAL REPORT

June 30, 2013

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

IIE-ANN

MFS® INSTITUTIONAL INTERNATIONAL EQUITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As the year progresses, the global economy continues to grind ahead slowly, held back by broad austerity measures. The U.S. economy remains a steadying force, driven by resilient consumers, who have taken the payroll tax increase and the sequestration’s early impact in stride. With U.S. housing and jobs showing steady expansion, domestic consumer-driven growth has offset weaker exports and the U.S. government’s spending constraints. In response to these developments, the U.S. Federal Reserve has begun to brace investors for an eventual shift in its monetary policy, causing global market tremors.

Japan has been another bright spot, with government and central bank stimulus policies leading to increased exports, a resurgent stock market and improved economic sentiment. After a six-month rally, Japan’s stocks slipped late in the second quarter, then picked up momentum on fresh signs that the country could soon break free of its chronic deflation. The major deterrent to global growth remains the eurozone, still in the grip of persistent recession. China has seen its pace of economic growth decelerate, a troubling turn for the country’s trading partners, who have come to rely on it as an engine for global growth.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

August 16, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure

Top ten holdings
Bayer AG	3.8%
Nestle S.A.	3.4%
HSBC Holdings PLC	3.2%
Honda Motor Co. Ltd.	2.5%
Compass Group PLC	2.4%
DENSO Corp.	2.4%
Standard Chartered PLC	2.3%
Groupe Danone	2.3%
WPP Group PLC	2.3%
Shin-Etsu Chemical Co. Ltd.	2.3%

Equity sectors
Financial Services	20.5%
Consumer Staples	14.7%
Basic Materials	9.5%
Technology	8.7%
Health Care	8.6%
Special Products & Services	7.9%
Autos & Housing	6.3%
Retailing	6.0%
Industrial Goods & Services	4.3%
Energy	3.8%
Leisure	3.1%
Transportation	2.5%
Utilities & Communications	2.1%

Issuer country weightings (x)
United Kingdom	19.4%
Japan	12.9%
France	12.8%
Germany	11.2%
Switzerland	10.4%
Netherlands	7.6%
United States	4.2%
Canada	3.5%
Hong Kong	2.7%
Other Countries	15.3%

Currency exposure weightings (y)
Euro	34.3%
British Pound Sterling	19.4%
Japanese Yen	12.9%
Swiss Franc	10.4%
United States Dollar	8.3%
Hong Kong Dollar	3.5%
Taiwan Dollar	2.6%
Indian Rupee	2.1%
Singapore Dollar	1.7%
Other Currencies	4.8%

Portfolio Composition – continued

(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.
(y)	Represents the portfolio’s exposure to a particular currency as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 6/30/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended June 30, 2013, the MFS Institutional International Equity Fund (“fund”) provided a total return of 17.16%, at net asset value. This compares with a return of 19.14% for the fund’s benchmark, the MSCI EAFE Index.

Market Environment

At the beginning of the period, markets were suffering a bout of risk aversion due to broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. However, a few months into the period, this renewed weakness in the fundamentals precipitated yet a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility), which soon instilled additional confidence in risk markets.

Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften again. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a continued degree of caution as we entered the second half of the period.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. Late in the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular. At the end of the period, the growing risk of tapering of quantitative easing by the Fed caused sovereign bond yields to spike, credit spreads to widen, and equity valuation to fall.

Detractors to Performance

Stock selection in the financial services sector was a primary factor that detracted from performance relative to the MSCI EAFE Index. Within this sector, the fund’s holdings of financial services company Itau Unibanco Holding (b) (Brazil) and overweight position in UK-based banking group Standard Chartered weakened relative returns. Shares of Standard Chartered traded lower towards the end of the period after management reported an earnings miss which was largely a result of a loss posted by the firm’s wholesale banking division.

Security selection in the retailing sector was another factor that hindered relative performance. Here, an overweight allocation to poor-performing supply chain management company Li & Fung (Hong Kong) held back relative results.

Within the technology sector, security selection detracted from relative returns. An overweight position in Canon (Japan), a maker of digital camera and office equipment, dampened relative results. Shares of Canon declined at the end of the period as the

Management Review – continued

company reported results below consensus estimates driven by lower operating profits in the imaging business and a steeper decline than anticipated in D-SLR volumes.

Elsewhere, the fund’s holdings of Japanese oil and gas exploration firm INPEX, Brazilian telecommunications company TIM Participacoes (b), computer control systems manufacturer Fanuc (Japan), French wine and alcoholic beverage producer Pernod Ricard, and not holding strong-performing Japanese car maker Toyota Motor weighed on relative performance.

The fund’s cash and/or cash equivalents position during the period was also a detractor from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when equity markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Contributors from Performance

Strong stock selection in the health care sector was a primary contributor to relative performance. Within this sector, overweight allocations to healthcare products maker Bayer (Germany) and German pharmaceutical company Merck KGaA boosted results as both stocks significantly outperformed the index.

Security selection in the special products & services sector was another factor that aided relative performance. Holdings of Spanish IT travel solutions provider Amadeus IT Holding and Randstad Holdings (Netherlands), a provider of professional recruiting and staffing solutions, generated positive relative returns as both stocks outperformed the benchmark during the period. Amadeus IT Holding steadily traded higher throughout the period. Additionally, management announced that the company had signed new IT contracts with two European airports which further supported the stock.

In the basic materials sector, strong stock selection was another positive factor for relative performance. Here, the fund’s avoidance of poor-performing mining giant BHP Billiton (Australia) strengthened relative results.

Stocks in other sectors that contributed to relative performance included auto parts and equipment manufacturer Delphi Automotive (b) (United States), UK-based advertising and marketing firm WPP Group, Japanese auto parts and equipment manufacturer Denso, skin and beauty care products maker Beiersdorf (Germany), and French electrical distribution equipment manufacturer Schneider Electric, as all five stocks turned in strong performance during the period.

During the reporting period, the fund’s relative currency exposure, resulting primarily from differences between the fund’s and the benchmark’s exposures to holdings of securities denominated in foreign currencies, contributed to relative performance. All of MFS’ investment decisions are driven by the fundamentals of each individual opportunity and as such, it is common for our portfolios to have different currency exposure than the benchmark.

Respectfully,

Daniel Ling	Marcus Smith
Portfolio Manager	Portfolio Manager

(b)	Security is not a benchmark constituent.

Management Review – continued

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 6/30/13

The following chart illustrates the fund’s historical performance in comparison to its benchmark(s). Performance results reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. The minimum initial investment is generally $3 million. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $3,000,000 Investment

Total Returns through 6/30/13

Average annual without sales charge

Fund inception date	1-yr	5-yr	10-yr
1/31/96	17.16%	3.16%	9.43%
Comparative benchmark
MSCI EAFE Index (f)	19.14%	(0.16)%	8.16%

(f)	Source: FactSet Research Systems Inc.

Performance Summary – continued

Benchmark Definition

MSCI EAFE Index – a market capitalization-weighted index that is designed to measure equity market performance in the developed markets, excluding the U.S. and Canada.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for the fund for the periods presented.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund Expenses Borne by the Shareholders During the Period,

January 1, 2013 through June 30, 2013

As a shareholder of the fund, you incur ongoing costs, including management fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2013 through June 30, 2013.

Actual Expenses

The first line of the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio	Beginning Account Value 1/01/13	Ending Account Value 6/30/13	Expenses Paid During Period (p) 1/01/13-6/30/13
Actual	0.73%	$1,000.00	$1,016.10	$3.65
Hypothetical (h)	0.73%	$1,000.00	$1,021.17	$3.66

(h)	5% return per year before expenses.
(p)	Expenses paid are equal to the fund’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year.

PORTFOLIO OF INVESTMENTS

6/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

COMMON STOCKS – 98.0%
Issuer	Shares/Par	Value ($)
Alcoholic Beverages – 5.3%
Diageo PLC	2,849,700	$81,738,641
Heineken N.V.	1,725,679	109,705,676
Pernod Ricard S.A.	1,027,165	113,899,823

		$305,344,140
Apparel Manufacturers – 3.5%
Li & Fung Ltd.	64,300,000	$87,683,445
LVMH Moet Hennessy Louis Vuitton S.A.	712,285	114,703,826

		$202,387,271
Automotive – 6.3%
Delphi Automotive PLC	1,621,800	$82,209,042
DENSO Corp.	2,901,400	136,077,828
Honda Motor Co. Ltd.	3,965,500	147,336,837

		$365,623,707
Broadcasting – 2.3%
WPP Group PLC	7,668,437	$131,012,038

Brokerage & Asset Managers – 0.6%
BM&F Bovespa S.A.	3,798,600	$21,041,386
Deutsche Boerse AG	187,590	12,348,007

		$33,389,393
Business Services – 6.7%
Amadeus Holdings AG	3,257,847	$104,127,356
Compass Group PLC	10,900,510	139,696,549
Hays PLC	18,289,962	24,623,596
Randstad Holding N.V.	2,914,137	118,993,452

		$387,440,953
Computer Software – 3.1%
Check Point Software Technologies Ltd. (a)	753,800	$37,448,784
Dassault Systemes S.A.	311,187	38,067,215
SAP AG	1,432,559	104,907,483

		$180,423,482
Computer Software – Systems – 1.4%
Canon, Inc.	1,158,900	$38,062,562
Hon Hai Precision Industry Co. Ltd.	18,006,140	44,263,084

		$82,325,646

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Conglomerates – 1.2%
Smiths Group PLC	3,453,541	$68,907,717

Consumer Products – 3.6%
Beiersdorf AG	1,036,389	$90,384,054
Reckitt Benckiser Group PLC	1,653,783	117,236,561

		$207,620,615
Electrical Equipment – 3.1%
Legrand S.A.	1,266,594	$58,533,859
Schneider Electric S.A.	1,710,528	123,321,212

		$181,855,071
Electronics – 4.2%
Hoya Corp.	3,611,700	$74,107,374
Kyocera Corp.	234,500	23,880,319
Samsung Electronics Co. Ltd.	34,736	40,817,575
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	5,723,883	104,861,537

		$243,666,805
Energy – Independent – 1.9%
INPEX Corp.	16,795	$70,212,732
Reliance Industries Ltd.	2,737,233	39,733,062

		$109,945,794
Energy – Integrated – 1.5%
BG Group PLC	5,150,929	$87,910,879

Food & Beverages – 5.8%
Groupe Danone	1,801,942	$135,241,403
Nestle S.A.	3,042,188	198,978,639

		$334,220,042
Food & Drug Stores – 1.5%
Lawson, Inc.	723,500	$55,221,768
Shoppers Drug Mart Corp.	691,580	31,905,925

		$87,127,693
Insurance – 4.8%
AIA Group Ltd.	16,916,400	$71,092,292
ING Groep N.V. (a)	12,845,620	117,379,423
QBE Insurance Group Ltd.	2,622,823	36,196,422
Swiss Re Ltd.	717,743	53,167,888

		$277,836,025

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Machinery & Tools – 1.2%
Fanuc Ltd.	484,500	$70,247,126

Major Banks – 7.2%
Banco Santander S.A.	4,256,033	$26,944,548
Barclays PLC	16,101,138	69,021,535
HSBC Holdings PLC	17,661,450	183,200,081
Standard Chartered PLC	6,294,088	135,888,195

		$415,054,359
Medical Equipment – 0.7%
Sonova Holding AG	383,591	$40,692,201

Metals & Mining – 1.4%
Rio Tinto PLC	2,045,492	$83,837,674

Natural Gas – Distribution – 0.7%
GDF Suez	2,001,213	$39,020,278

Oil Services – 0.4%
Saipem S.p.A.	1,552,220	$25,114,609

Other Banks & Diversified Financials – 7.9%
DBS Group Holdings Ltd.	6,033,000	$73,440,430
Housing Development Finance Corp. Ltd.	2,543,748	37,445,610
ICICI Bank Ltd.	2,427,395	43,738,043
Itau Unibanco Holding S.A., ADR	4,275,362	55,237,677
Julius Baer Group Ltd.	2,327,720	90,453,758
Komercni Banka A.S.	149,363	27,726,522
Sberbank of Russia, ADR	2,410,894	27,460,083
UBS AG	5,834,306	99,115,022

		$454,617,145
Pharmaceuticals – 7.9%
Bayer AG	2,040,324	$217,588,688
Merck KGaA	641,583	97,578,151
Roche Holding AG	351,881	87,190,611
Valeant Pharmaceuticals International, Inc. (a)	657,050	56,558,864

		$458,916,314
Railroad & Shipping – 2.5%
Canadian National Railway Co.	1,175,122	$114,304,117
Kuehne & Nagel International AG	302,410	33,156,053

		$147,460,170

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
COMMON STOCKS – continued
Restaurants – 0.8%
YUM! Brands, Inc.	639,180	$44,320,741

Specialty Chemicals – 8.1%
Akzo Nobel N.V.	1,615,487	$90,743,988
L’Air Liquide S.A.	976,271	120,102,677
Linde AG	679,126	126,456,215
Shin-Etsu Chemical Co. Ltd.	1,962,600	130,206,776

		$467,509,656
Specialty Stores – 1.0%
Hennes & Mauritz AB, “B”	1,683,333	$55,119,328

Telecommunications – Wireless – 0.2%
TIM Participacoes S.A., ADR	646,015	$12,015,879

Telephone Services – 1.2%
China Unicom (Hong Kong) Ltd.	32,909,000	$43,323,138
Singapore Telecommunications Ltd.	9,355,050	27,704,211

		$71,027,349
Total Common Stocks (Identified Cost, $5,150,956,646)		$5,671,990,100

MONEY MARKET FUNDS – 0.0%
MFS Institutional Money Market Portfolio, 0.11%, at Cost and Net Asset Value (v)	4,409	$4,409
Total Investments (Identified Cost, $5,150,961,055)		$5,671,994,509

OTHER ASSETS, LESS LIABILITIES – 2.0%		114,891,496
Net Assets – 100.0%		$5,786,886,005

(a)	Non-income producing security.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ADR	American Depositary Receipt
PLC	Public Limited Company

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 6/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments –
Non-affiliated issuers, at value (identified cost, $5,150,956,646)	$5,671,990,100
Underlying affiliated funds, at cost and value	4,409
Total investments, at value (identified cost, $5,150,961,055)	$5,671,994,509
Foreign currency, at value (identified cost, $2,187)	2,201
Receivables for
Investments sold	37,915,906
Fund shares sold	94,337,041
Interest and dividends	12,454,789
Other assets	13,584
Total assets	$5,816,718,030
Liabilities
Payable to custodian	$26,651,995
Payable for fund shares reacquired	2,039,346
Payable to affiliates
Investment adviser	433,644
Shareholder servicing costs	2,854
Payable for independent Trustees’ compensation	6,228
Deferred country tax expense payable	27,661
Accrued expenses and other liabilities	670,297
Total liabilities	$29,832,025
Net assets	$5,786,886,005
Net assets consist of
Paid-in capital	$5,186,164,472
Unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies (net of $27,661 deferred country tax)	520,819,919
Accumulated net realized gain (loss) on investments and foreign currency	(8,596,642)
Undistributed net investment income	88,498,256
Net assets	$5,786,886,005
Shares of beneficial interest outstanding	295,822,293
Net asset value per share (net assets of $5,786,886,005 / 295,822,293 shares of beneficial interest outstanding)	$19.56

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 6/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Dividends	$132,553,366
Interest	2,396,340
Dividends from underlying affiliated funds	74,938
Foreign taxes withheld	(10,071,665)
Total investment income	$124,952,979
Expenses
Management fee	$32,452,366
Shareholder servicing costs	288,938
Administrative services fee	521,041
Independent Trustees’ compensation	54,083
Custodian fee	853,049
Shareholder communications	92,591
Audit and tax fees	66,854
Legal fees	48,249
Miscellaneous	507,878
Total expenses	$34,885,049
Fees paid indirectly	(326)
Reduction of expenses by investment adviser	(21,332)
Net expenses	$34,863,391
Net investment income	$90,089,588
Realized and unrealized gain (loss) on investments and foreign currency
Realized gain (loss) (identified cost basis)
Investments	$123,116,318
Foreign currency	(1,626,802)
Net realized gain (loss) on investments and foreign currency	$121,489,516
Change in unrealized appreciation (depreciation)
Investments (net of $27,661 increase in deferred country tax)	$434,463,337
Translation of assets and liabilities in foreign currencies	(161,335)
Net unrealized gain (loss) on investments and foreign currency translation	$434,302,002
Net realized and unrealized gain (loss) on investments and foreign currency	$555,791,518
Change in net assets from operations	$645,881,106

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 6/30
	2013	2012
Change in net assets
From operations
Net investment income	$90,089,588	$61,021,703
Net realized gain (loss) on investments and foreign currency	121,489,516	105,115,228
Net unrealized gain (loss) on investments and foreign currency translation	434,302,002	(497,845,455)
Change in net assets from operations	$645,881,106	$(331,708,524)
Distributions declared to shareholders
From net investment income	$(60,000,108)	$(52,959,349)
Change in net assets from fund share transactions	$1,744,402,965	$529,997,014
Total change in net assets	$2,330,283,963	$145,329,141
Net assets
At beginning of period	3,456,602,042	3,311,272,901
At end of period (including undistributed net investment income of $88,498,256 and $59,947,393, respectively)	$5,786,886,005	$3,456,602,042

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

	Years ended 6/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$16.92	$19.21	$14.53	$13.06	$18.56
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.33	$0.32	$0.25	$0.31
Net realized and unrealized gain (loss) on investments and foreign currency	2.53	(2.32)	4.60	1.51	(5.32)
Total from investment operations	$2.89	$(1.99)	$4.92	$1.76	$(5.01)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.24)	$(0.29)	$(0.32)
From net realized gain on investments	—	—	—	—	(0.17)
Total distributions declared to shareholders	$(0.25)	$(0.30)	$(0.24)	$(0.29)	$(0.49)
Net asset value, end of period (x)	$19.56	$16.92	$19.21	$14.53	$13.06
Total return (%) (r)(s)(x)	17.16	(10.23)	34.03	13.22	(26.80)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.74	0.77	0.78	0.79	0.83
Expenses after expense reductions (f)	0.74	0.75	0.75	0.75	0.75
Net investment income	1.91	1.97	1.83	1.62	2.30
Portfolio turnover	18	22	29	23	27
Net assets at end of period (000 omitted)	$5,786,886	$3,456,602	$3,311,273	$2,345,248	$1,993,802

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Institutional International Equity Fund (the fund) is a series of MFS Institutional Trust (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In January 2013, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

In June 2013, FASB issued Accounting Standards Update 2013-08 Financial Services – Investment Companies (Topic 946) – Amendments to the Scope, Measurement, and Disclosure Requirements (“ASU 2013-08”) which is effective for interim and annual reporting periods in fiscal years that begin after December 15, 2013. ASU 2013-08 sets forth a methodology for determining whether an entity should be characterized as an investment company and prescribes fair value accounting for an investment company’s non-controlling ownership interest in another investment company. FASB has determined that a fund registered under the Investment Company Act of 1940 automatically meets ASU 2013-08’s criteria for an investment company. Although still evaluating the potential impacts of ASU 2013-08 to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Notes to Financial Statements – continued

Investment Valuations – Equity securities, including restricted equity securities, are generally valued at the last sale or official closing price as provided by a third-party pricing service on the market or exchange on which they are primarily traded. Equity securities, for which there were no sales reported that day, are generally valued at the last quoted daily bid quotation as provided by a third-party pricing service on the market or exchange on which such securities are primarily traded. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. Events that occur on a frequent basis after foreign markets close (such as developments in foreign markets and significant movements in the U.S. markets) and prior to the determination of the fund’s net asset value may be deemed to have a material effect on the value of securities traded in foreign markets. Accordingly, the fund’s foreign equity securities may often be valued at fair value. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Notes to Financial Statements – continued

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of June 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Equity Securities:
United Kingdom	$183,200,081	$939,873,385	$—	$1,123,073,466
Japan	426,892,826	318,460,496	—	745,353,322
France	287,208,441	455,681,852	—	742,890,293
Germany	425,228,232	224,034,366	—	649,262,598
Switzerland	40,692,201	562,061,971	—	602,754,172
Netherlands	—	436,822,539	—	436,822,539
Canada	202,768,906	—	—	202,768,906
Hong Kong	—	158,775,737	—	158,775,737
Taiwan	104,861,537	44,263,084	—	149,124,621
Other Countries	572,072,572	289,091,874	—	861,164,446
Mutual Funds	4,409	—	—	4,409
Total Investments	$2,242,929,205	$3,429,065,304	$—	$5,671,994,509

For further information regarding security characteristics, see the Portfolio of Investments.

Of the level 2 investments presented above, equity investments amounting to $242,298,340 would have been considered level 1 investments at the beginning of the period. Of the level 1 investments presented above, equity investments amounting to $1,428,979,456 would have been considered level 2 investments at the beginning of the period. The primary reason for changes in the classifications between levels 1 and 2 occurs when foreign equity securities are fair valued using other observable market-based inputs in place of the closing exchange price due to events occurring after the close of the exchange or market on which the investment is principally traded. The fund’s foreign equity securities may often be valued at fair value. The fund’s policy is to recognize transfers between the levels as of the end of the period.

Repurchase Agreements – The fund entered into repurchase agreements with approved counterparties. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to a custodian. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the fund under each such repurchase agreement.

Notes to Financial Statements – continued

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Security Loans – JPMorgan Chase and Co. (“Chase”), as lending agent, loans the securities of the fund to certain qualified institutions (the “Borrowers”) approved by the fund. The loans are collateralized by cash and/or U.S. Treasury and federal agency obligations in an amount typically at least equal to the market value of the securities loaned. The market value of the loaned securities is determined at the close of business of the fund and any additional required collateral is delivered to the fund on the next business day. Chase provides the fund with indemnification against Borrower default. The fund bears the risk of loss with respect to the investment of cash collateral. On loans collateralized by cash, the cash collateral is invested in short-term securities. A portion of the income generated upon investment of the collateral is remitted to the Borrowers, and the remainder is allocated between the fund and the lending agent. On loans collateralized by U.S. Treasury and/or federal agency obligations, a fee is received from the Borrower, and is allocated between the fund and the lending agent. Income from securities lending is included in “Interest” income, in the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income. At June 30, 2013, there were no securities on loan or collateral outstanding.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Notes to Financial Statements – continued

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended June 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements in accordance with the applicable foreign tax law. Foreign income taxes may be withheld by certain countries in which the fund invests. Additionally, capital gains realized by the fund on securities issued in or by certain foreign countries may be subject to capital gains tax imposed by those countries.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to wash sale loss deferrals and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	6/30/13	6/30/12
Ordinary income (including any short-term capital gains)	$60,000,108	$52,959,349

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 6/30/13
Cost of investments	$5,178,737,211
Gross appreciation	761,817,184
Gross depreciation	(268,559,886)
Net unrealized appreciation (depreciation)	$493,257,298
Undistributed ordinary income	88,638,083
Undistributed long-term capital gain	19,179,514
Other temporary differences	(353,362)

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1 billion of average daily net assets	0.75%
Next $1.5 billion of average daily net assets	0.70%
Average daily net assets in excess of $2.5 billion	0.65%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through June 30, 2013, this management fee reduction amounted to $7,703, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended June 30, 2013 was equivalent to an annual effective rate of 0.69% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s total annual operating expenses, exclusive of interest, taxes, extraordinary expenses, brokerage and transaction costs, and investment-related expenses, such that total annual fund operating expenses do not exceed 0.75% of the fund’s average daily net assets. This written agreement will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until October 31, 2014. For the year ended June 30, 2013, the fund’s actual operating expenses did not exceed the limit and therefore, the investment adviser did not pay any portion of the fund’s expenses related to this agreement.

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund, for its services as shareholder servicing agent. For the year ended June 30, 2013, the fee was $285,360, which equated to 0.0060% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses paid by MFSC on behalf of the fund. For the year ended June 30, 2013, these costs amounted to $3,578.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended June 30, 2013 was equivalent to an annual effective rate of 0.0110% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or to officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFSC.

Notes to Financial Statements – continued

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended June 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $31,525 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $13,629, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $2,625,134,390 and $815,142,399, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 6/30/13		Year ended 6/30/12
	Shares	Amount	Shares	Amount
Shares sold	134,173,479	$2,563,256,694	59,446,161	$1,004,722,272
Shares issued to shareholders in reinvestment of distributions	2,765,793	$52,024,562	2,936,558	$45,164,259
Shares reacquired	(45,466,852)	$(870,878,291)	(30,397,770)	$(519,889,517)
Net change	91,472,420	$1,744,402,965	31,984,949	$529,997,014

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund,

Notes to Financial Statements – continued

based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended June 30, 2013, the fund’s commitment fee and interest expense were $25,146 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds – Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	39,667,197	1,555,057,685	(1,594,720,473)	4,409

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$74,938	$4,409

(8) Redemptions In-Kind

On February 15, 2012, the fund recorded redemption proceeds for a distribution in-kind of portfolio securities that were valued at $12,031,721. The redeeming shareholder generally receives a pro rata share of the securities held by the fund. The distribution of such securities generated a realized gain of $4,677,622 for the fund.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Institutional Trust and the Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of the portfolios comprising MFS Institutional Trust) (the “Fund”) as of June 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of June 30, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund as of June 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

August 16, 2013

TRUSTEES AND OFFICERS – IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of August 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until 2009); Chief Investment Officer (until 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 45)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 38)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (until 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A
Richard S. Weitzel (k) (age 43)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 53)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

Trustees and Officers – continued

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116-3741
Portfolio Managers
Daniel Ling Marcus Smith

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS will be available on or about November 1, 2013 on the MFS web site (mfs.com) by clicking the “Institutions & Consultants” role, then choosing the United States, then “US Institutional Trust & Reports,” then “Fact Sheets, Prospectuses & Reports,” then a fund name.

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by clicking on the “Institutions & Consultants” role, then choosing the United States, and then either clicking the “News & Events” section or the fund’s name under “US Institutional Trusts” in the “US Institutional Trust & Reports” section.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates the maximum amount allowable as qualified dividend income eligible for the 15% tax rate.

The fund designates $3,031,548 as capital gain dividends paid during the fiscal year.

Income derived from foreign sources was $100,408,349. The fund intends to pass through foreign tax credits of $5,921,002 for the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

• open an account or provide account information

• direct us to buy securities or direct us to sell your securities

• make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

• sharing for affiliates’ everyday business purposes – information about your creditworthiness

• affiliates from using your information to market to you

• sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

• MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

CONTACT US

WEBSITE

mfs.com

CALL

1-800-637-2262

WRITE

MFS Investment Management®

500 Boylston Street

Boston, MA 02116-3741

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended June 30, 2013 and 2012, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Institutional International Equity Fund	39,784	39,020
MFS Institutional Large Cap Value Fund	39,380	38,624

Total	79,164	77,644

For the fiscal years ended June 30, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS Institutional International Equity Fund	0	0	6,537	6,409	1,226	1,328
To MFS Institutional Large Cap Value Fund	0	0	6,167	6,046	1,009	1,328

Total fees billed by Deloitte To above Funds:	0	0	12,704	12,455	2,235	2,656

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Institutional International Equity Fund*	1,380,151	1,499,664	0	0	0	0
To MFS and MFS Related Entities of MFS Institutional Large Cap Value Fund*	1,380,151	1,499,664	0	0	0	0

	2013	2012[4]
Aggregate fees for non-audit services:
To MFS Institutional International Equity Fund, MFS and MFS Related Entities#	1,505,934	1,722,221
To MFS Institutional Large Cap Value Fund, MFS and MFS Related Entities#	1,505,347	1,721,858

*	This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).
#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
1	The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.
2	The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.
3	The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to reviews of internal controls and Rule 38a-1 compliance program.
4	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended June 30, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS INSTITUTIONAL TRUST

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: August 16, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: August 16, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: August 16, 2013

*	Print name and title of each signing officer under his or her signature.